This presentation is intended for investor purposes only and is not intended for promotional purposes. 1Q2 2026 Earnings Q2 2026 Earnings Call August 6, 2026

2Q2 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Introduction Lisa Caperelli Senior Vice President, Investor Relations & Corporate Communications

Participants Mike Raab President & Chief Executive Officer Eric Foster Chief Commercial Officer Sue Hohenleitner, CPA, CMA Chief Financial Officer 3This presentation is intended for investor purposes only and is not intended for promotional purposes. Q2 2026 Earnings

This presentation is intended for investor purposes only and is not intended for promotional purposes. 4Q2 2026 Earnings Forward-Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Ardelyx, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor of the Private Securities Reform Act of 1995, including Ardelyx’s current expectations regarding: the company’s 2026 strategic priorities, including our growth strategy for IBSRELA; our plans to address payor requirements impacting new patient starts and IBSRELA access; our views on the total market opportunity for our products; our expectations and timing to reach profitability; our revised U.S. net product sales revenue and operating expense guidance for 2026 and our plans to provide updates on longer- term guidance; opportunities for continued product revenue growth, including the expectation that IBSRELA will achieve annual U.S. net product sales revenue of $1 billion; our current capital allocation strategy, including plans for field force expansion, funding of pipeline opportunities, and efforts towards sustainable profitability; and our expectations and timing regarding pipeline development activities, including enrollment in and expected topline readout of the Phase 3 ACCEL trial of IBSRELA in CIC. Such forward-looking statements involve substantial risks and uncertainties that could cause Ardelyx's future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties associated with the commercialization of drugs and uncertainties regarding the FDA and foreign regulatory processes. Ardelyx undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Ardelyx's business in general, please refer to Ardelyx’s annual report on Form 10-K filed with the Securities and Exchange Commission on February 19, 2026, its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 6, 2026, and its future current and periodic reports to be filed with the Securities and Exchange Commission.

5Q2 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Opening Remarks Mike Raab President and CEO

Largest revenue quarter in Ardelyx's history

$118.1M +31% YoY

Combined Q2 product revenue

IBSRELA® (tenapanor) tablets

- ✓ Strong Demand
- ✓ Sustained Physician Confidence and Long-Term Opportunity
- ✓ Addressing Payor Requirements Affecting New Patient Starts and Access to IBSRELA
- ✓ Fundamentals Remain Strong

XPHOZAH® (tenapanor) tablets

- ✓ Growth Fueled by Patient Need, Physician Adoption, and Clinical Differentiation
- ✓ CMS Litigation Concluded; No Further Legal Action Planned
- ✓ XPHOZAH Strategy Remains
- ✓ Market Dynamics Ahead Present Challenges to Navigate

ardelyx
This presentation is intended for investor purposes only and is not intended for promotional purposes.
Q2 2026 Earnings | 6

This presentation is intended for investor purposes only and is not intended for promotional purposes. 7Q2 2026 Earnings Our Long-Term Value Drivers Value Drivers On the Path to Profitability in 2027 Patent Estate with Long Runway Pipeline for Future Growth Two Differentiated First-in-Class Commercial Products Robust Revenue Growth Growth & Discipline Driving Financial Strength

8Q2 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Commercial Update Eric Foster Chief Commercial Officer

This presentation is intended for investor purposes only and is not intended for promotional purposes. 9Q2 2026 Earnings Access Strong Commercial Performance Strategy to Grow IBSRELA Q2 2026 Revenue $86.2M +33% Drivers to Address Payor Hurdles and Accelerate IBSRELA Demand FRMs • Expanded dedicated team • Help HCPs navigate prior authorization criteria and step edits IPN • Reinforce driving scripts through IPN to increase fulfillment and improve adherence • Engage with HCPs to provide high-touch support so prescriptions are filled • Expanded salesforce to increase frequency with high-writing target HCPs • Expect to see continued direct and measurable impact Awareness • Partnership with LPGA • Robust engagement across digital & social channels to expand reach • Initiating new DTC Activities Year-over-Year FRM: Field Reimbursement Managers; HCP: Healthcare Provider; IPN: IBSRELA Pharmacy Network; LPGA: Ladies Professional Golf Association, DTC: Direct to Consumer

IBS-C Market Opportunity

Significant Unmet Need

IBSRELA®
(tenapanor) tablets

77%

of patients on a secretagogue **continue to experience persistent symptoms**[1]

Large and Growing Market

Since launch, **Increase and Record Highs** in:

- ✓ Demand
- ✓ Total Writers
- ✓ TRx per Writer
- ✓ Market Share

$1B Revenue Opportunity

IBSRELA TRxEq Demand Since Launch


2022
2023
2024
2025

1. Quigley EMM, Horn J, Kissous-Hunt M, Crozier RA, Harris LA. Better understanding and recognition of the disconnects, experiences, and needs of patients with irritable bowel syndrome with constipation (BURDEN IBS-C) study: results of an online questionnaire. Adv Ther. 2018;35(7):967-980.

ardelyx

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Q2 2026 Earnings | 10

XPHOZAH Differentiation is Driving Momentum in High Unmet-Need Market

Significant Unmet Need

XPHOZAH®
(tenapanor) tablets

~80%

of the 550,000 patients with CKD on dialysis in the US are being treated with phosphate-lowering therapies to achieve and maintain target phosphorus levels[1]

Q2 2026 Highlights

Q2 2026 Revenue

$31.9M +27% YoY

- ✓ Increased Total Dispenses by 33% YoY
- ✓ Increased Paid Prescriptions by 25% YoY
- ✓ Highest Total Writers and Prescriptions per Writer since Q1 2025

Key Commercial Drivers & Initiatives

- ✓ Optimize and enhance commercial approach
- ✓ Refined deployment of sales organization
- ✓ Strengthening engagement with HCPs & Dialysis Organizations
- ✓ Ongoing long-term market assessment

1. Data on file

ardelyx

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Q2 2026 Earnings | 11

12Q2 2026 EarningsThis presentation is intended for investor purposes only and is not intended for promotional purposes. Financial Performance Sue Hohenleitner, CPA, CMA Chief Financial Officer

This presentation is intended for investor purposes only and is not intended for promotional purposes. 13Q2 2026 Earnings Second Quarter 2026 Financial Highlights 1. Includes R&D and SG&A expenses 2. Includes total cash, cash equivalents and short-term investments Percentages have been calculated using unrounded figures. $281.8M Cash & Investments2 as of June 30, 2026 Compared to $264.7M on Dec 31, 2025 Includes $50M Debt drawdown on June 29, 2026 Profitability 2027 Financially Strong$ in millions, excluding EPS Q2 2026 Q2 2025 % Change IBSRELA Revenue $ 86.2 $ 65.0 33 % XPHOZAH Revenue $ 31.9 $ 25.0 27 % Total Product Revenue $ 118.1 $ 90.1 31 % R&D Expenses $ 26.1 $ 15.7 67 % SG&A Expenses $ 101.4 $ 84.0 21 % Total Operating Expenses1 $ 127.5 $ 99.7 28 % Net Loss $ (16.7) $ (19.1) (12) % EPS $ (0.07) $ (0.08) (13) % Stock-Based Compensation $ 15.3 $ 11.7 31%

This presentation is intended for investor purposes only and is not intended for promotional purposes. 14Q2 2026 Earnings Corporate Outlook FY 2026 Financial Guidance $ in millions Previous Guidance Updated Guidance IBSRELA Revenue $410-430 $350-370 XPHOZAH Revenue $110-120 Reiterated Operating Expenses up to $520 Below $500 Longer-Term Guidance $ in millions Previous Guidance Updated Guidance IBSRELA Revenue $1B in 2029 $1B XPHOZAH Revenue $750 - • Committed to providing guidance that reflects high degree of confidence in ability to deliver • Conviction in $1B IBSRELA revenue unchanged • Evaluating evolving market dynamics and impact on timing Represents annual growth >30% at midpoint

Capital Allocation Strategy

Disciplined investment for durable growth

Priority 1

Accelerate IBSRELA

- Commercial investment to grow IBS-C opportunity in IBSRELA— highest ROI use of capital today
- Field force expansion + specialty pharmacy shift
- Path to $1B annual revenue

Priority 2

Fund pipeline opportunities

- CIC Phase 3 (ACCEL) —anticipate complete enrollment in 2026 & topline data in H2 2027
- RDX10531 – IND-enabling studies underway
- Pediatric program – multiple clinical trials in IBS-C and FC
- Business development (opportunistic)

Priority 3

Maintain financial strength

- Cash balance anticipated to grow YoY
- Revenue growth funds existing operations
- Opportunistic refinancing to extend debt maturity, reduce cost of capital, and maintain our existing draw options
- Build toward sustainable profitability

Looking ahead: as IBSRELA scales toward $1B and we approach sustained profitability, capital allocation priorities may evolve.

ardelyx
This presentation is intended for investor purposes only and is not intended for promotional purposes.
Q2 2026 Earnings | 15

This presentation is intended for investor purposes only and is not intended for promotional purposes. 16Q2 2026 Earnings Significantly grow IBSRELA demand Maintain XPHOZAH momentum Build and expand our pipeline of innovative medicines Continue delivering strong financial performance Well-Positioned to Execute on Our Priorities 2026 Strategic Priorities Building an innovative pipeline of medicines for patients to address unmet medical needs

This presentation is intended for investor purposes only and is not intended for promotional purposes. 17Q2 2026 Earnings Q&A

This presentation is intended for investor purposes only and is not intended for promotional purposes. 18Q2 2026 Earnings Thank You